UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 15, 2005

Koppers Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-12716	25-1588399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 412-227-2001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 15, 2005 the Company and PNC Bank, and the other financial institutions party to the Credit Agreement dated as of May 12, 2003, entered into an amendment to the Credit Agreement. The amendment, among other things, (i) extends the term of the Credit Agreement from May 2007 to December 2009; (ii) provides for a new $10 million term loan maturing in December 2009; and (iii) increases the aggregate revolver amount from $100 million to $115 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2005

Koppers Inc.

By:	/s/ Brian H. McCurrie
Brian H. McCurrie
Chief Financial Officer